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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)               May 2, 2000
                                                              ------------------

                              CVI Technology, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

               000-25855                                   91-1696010
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       (Commission File Number)                (IRS Employee Identification No.)

6830 Spencer Street, Las Vegas, Nevada                               89119
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code     (702) 733-7195
                                                       -------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

         On May 2, 2000, CVI Technology, Inc. (the "Company") delivered to the Soaring Eagle Casino & Resort, an enterprise of the Saginaw Chippewa Indian Tribe of Michigan, in Mount Pleasant, Michigan, 50 Random Ejection Shufflers(TM). The placement of the Random Ejection Shufflers(TM) with the Soaring Eagle Casino & Resort is the single largest shuffler placement in the history of the Company's operations.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

(b)      Pro Forma Financial Information.

                  Not Applicable.

(c)      Exhibits.

                  Not Applicable.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CVI TECHNOLOGY, INC.
                                       (Registrant)



Date:  June 27, 2000               By:  /s/ Stacie L Brown, Attorney-In-Fact for
                                      ------------------------------------------
                                        Steven J. Blad
                                        President and Chief Executive Officer